Exhibit 32.1

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Marshall Kiev, Co-Chief Executive Officer of Forum Merger II Corporation (the “Company”), hereby certify, that, to my knowledge:

1.	the Annual Report on Form 10-K for the year ended December 31, 2019 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2020	/s/ Marshall Kiev
Marshall Kiev
Co-Chief Executive Officer
(Principal Executive Officer)